SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              Date of Report
                    (Date of earliest event reported):
                              March 20, 1997



   Commission        Registrant; State of Incorporation;      IRS Employer
  File Number           Address; and Telephone Number        Identification
                                                                   No.

    1-10628                  CIPSCO INCORPORATED               37-1260920
                          (AN Illinois Corporation)
                            607 East Adams Street
                         Springfield, Illinois 62739
                                217-523-3600

     1-3672        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY     37-0211380
                          (An Illinois Corporation)
                            607 East Adams Street
                         Springfield, Illinois 62739
                                217-523-3600


Item 5. Other Events

Reference is made to Item 1 Business - Utility Subsidiary - Central
Illinois Public Service Company - Employees in the Annual Report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K") of CIPSCO
Incorporated and Central Illinois Public Service Company ("CIPS") for a discussion of CIPS employees represented by collective bargaining units.
In addition to such employees referred to in the Form 10-K, groups consisting of (i) four clerical employees at CIPS' Newton power station, (ii) six clerical employees at the Coffeen power station and (iii) 16 production and technical employees at a Springfield, Illinois operations facility have been certified by the National Labor Relations
Board to be represented by labor organizations. While these employees will be represented by the union locals which currently represent other CIPS employees, existing labor contracts do not cover these additional employees. CIPS is negotiating separately with each of the three groups. Substantial agreement has been reached on all issues except wages with the Coffeen power station clerical employees, but as of mid-March, 1997, CIPS concluded that a final agreement might not be reached with this unit for some time. Negotiations with the other two groups are in the initial stages. Although CIPS expects to reach a final agreement with all three bargaining units, until such agreements are reached, a strike, work stoppage, work slowdown or similar action involving such employees, and other collective bargaining unit employees, could occur. CIPS believes that the continuation of any one or more of such events for a limited period would not have a material adverse effect on CIPS' operations or financial results.

The belief stated in the previous paragraph is a forward looking statement and actual results could differ materially. Among the factors that could cause actual results to differ would be the inability to reach satisfactory agreement with the union groups, extreme weather conditions, unanticipated plant outages and other factors referred to in Exhibit 99.03 to the Form 10-K.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants CIPSCO Incorporated and Central Illinois Public Service Company have duly caused this report to be signed on each registrant's behalf by the undersigned hereunto duly authorized.

                        CIPSCO Incorporated
                          (Registrant)



                        Central Illinois Public Service Company
                          (Registrant)


                             /s/ Robert C. Porter
                        ___________________________________
                                 Robert C. Porter
                         Treasurer and Assistant Secretary
                                of each Registrant



Date:  March 20, 1997